                                                                 Exhibit (g)(vi)

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                                         Effective Date
----                                                                                         --------------
Schwab International Index Fund - Investor Shares                                            July 21, 1993

Schwab International Index Fund - Select Shares                                              April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                                                October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                                  April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset                          September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset                        September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab                          September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                                                        February 28, 1996

Schwab S&P 500 Fund - e.Shares                                                               February 28, 1996

Schwab S&P 500 Fund - Select Shares                                                          April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)                            May 21, 1996

Schwab International MarketMasters Fund - Investor Shares (formerly                          September 2, 1996
known as Schwab MarketManager International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares (formerly known as Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab MarketManager Growth                October 13, 1996
Portfolio and Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as Schwab                                 October 13, 1996
MarketManager Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as Schwab                                August 3, 1997
MarketManager Small Cap Portfolio and Schwab OneSource Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio (formerly known as Schwab Asset                      April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                                            October 28, 1998

Institutional Select Large-Cap Value Index Fund                                              October 28, 1998

Institutional Select Small-Cap Value Index Fund                                              October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                                       April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                                         April 15, 1999

Communications Focus Fund                                                                    May 15, 2000

Financial Services Focus Fund                                                                May 15, 2000

Health Care Focus Fund                                                                       May 15, 2000

Technology Focus Fund                                                                        May 15, 2000

Schwab Hedged Equity Fund                                                                    August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares                                               June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                                                 June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                                                September 2, 2003

Schwab Dividend Equity Fund - Select Shares                                                  September 2, 2003

                                            SCHWAB CAPITAL TRUST

                                            By: ____________________________
                                                Stephen B. Ward,
                                                Senior Vice President
                                                and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By: ____________________________
                                                Fred Potts,
                                                Senior Vice President

Dated as of ________________

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

 THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                                  Fee
----                                                  ---
Schwab International Index Fund - Investor Shares     Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab International Index Fund - Select Shares       Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab Small-Cap Index Fund-Investor Shares           Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab Small-Cap Index Fund-Select Shares             Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab MarketTrack Growth Portfolio (formerly known   Twenty one-hundredths of one percent (.20%) of the Fund's average
as Schwab Asset Director-High Growth Fund)            daily net assets


Schwab MarketTrack Balanced Portfolio (formerly       Twenty one-hundredths of one percent (.20%) of the Fund's average
known as Schwab Asset Director-Balanced               daily net assets
Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly   Twenty one-hundredths of one percent (.20%) of the Fund's average
known as Schwab Asset Director-Conservative           daily net assets Fund)
Growth

Schwab S&P 500 Fund -Investor Shares                  Twenty one-hundredths of one percent (.20%) of the class' average daily net assets

Schwab S&P 500 Fund - e.Shares                        Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab S&P 500 Fund - Select Shares                   Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab Core Equity Fund (formerly known as Schwab     Twenty one-hundredths of one percent (.20%) of the Fund's average
Analytics Fund)                                       daily net assets.

Schwab International MarketMasters Fund - Investor    Twenty one-hundredths of one percent (.20%) of the Fund's average
Shares (formerly known as MarketManager               daily net assets.
International Portfolio and Schwab OneSource
Portfolios-International)

Schwab International MarketMasters
Fund - Select Shares (formerly known as
MarketManager International Portfolio and
Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as     Twenty one-hundredths of one percent (.20%) of the Fund's average
Schwab MarketManager Growth Portfolio and Schwab      daily net assets.
OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known    Twenty one-hundredths of one percent (.20%) of the Fund's average
as Schwab MarketManager Balanced Portfolio            and daily net assets.
Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known   Twenty one-hundredths of one percent (.20%) of the Fund's average
as Schwab MarketManager Small Cap Portfolio           and daily net assets.
Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly    Twenty one-hundredths of one percent (.20%) of the Fund's average
known as Schwab Asset Director-Aggressive Growth      daily net assets Fund)

Institutional Select S&P 500 Fund                     Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Institutional Select Large-Cap Value Index Fund       Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Institutional Select Small-Cap Index Fund             Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Total Stock Market Index Fund - Investor       Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares                                                average daily net assets

Schwab Total Stock Market Index Fund - Select Shares  Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Communications Focus Fund                             Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Fund                                                  Fee
----                                                  ---
Financial Services Focus Fund                         Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Health Care Focus Fund                                Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Technology Focus Fund                                 Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Hedged Equity Fund                             Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets
Schwab Small-Cap Equity Fund - Investor Shares        Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets
Schwab Small-Cap Equity Fund - Select Shares          Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Dividend Equity Fund -                         Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                                       average daily net assets

Schwab Dividend Equity Fund -                         Five one-hundredths of one percent (0.05%) of the Fund's average
Select Shares                                         daily net assets

                                            SCHWAB CAPITAL TRUST

                                            By: ____________________________
                                                Stephen B. Ward,
                                                Senior Vice President
                                                and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By: ____________________________
                                                Fred Potts,
                                                Senior Vice President

Dated as of _______________